UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 31, 2005

LUMENIS LTD.
(Exact name of registrant as specified in its charter)

Israel	0-13012	N.A.
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 240, Yokneam, Israel	20692
(Address of principal executive offices)	(Zip Code)

(972) (4) 959-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Lumenis Ltd. (the “Company”) recently entered into a letter agreement with Bank Hapoalim B.M. pursuant to which the expiration date for the Short Term Credit Line provided to the Company by Bank Hapoalim B.M. will be extended until September 30, 2005. A copy of the letter agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

10.1	Letter Agreement between Bank Hapoalim B.M. and Lumenis Ltd.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lumenis Ltd. Date: May 31, 2005 BY: /S/ Lauri Hanover —————————————— Lauri Hanover Chief Financial Officer

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Index to Exhibits

Number	Description

10.1	Letter Agreement between Bank Hapoalim B.M. and Lumenis Ltd.

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